[LOGO] AIRSPAN
                                                                   PRESS RELEASE

                        AIRSPAN ANNOUNCES APPOINTMENT OF
                   RANDALL E. CURRAN TO ITS BOARD OF DIRECTORS

BOCA RATON, FLA. - OCTOBER 18, 2004 -- Airspan Networks, Inc. (Nasdaq: AIRN), a leading worldwide provider of broadband wireless access networks, including WiMAX-standard systems, today announced the appointment of Randall E. Curran as a member of the Board of Directors of the Company.

Curran most recently served as Chairman and Chief Executive Officer of ICG Communications Inc. ("ICG"), a facilities-based communications provider of Internet and voice communication services, since September 2000. He joined the Board of Directors of ICG in October 2002. Curran was formerly Chairman, President and Chief Executive Officer of Thermadyne Holdings Corporation ("Thermadyne"). From 1995 to 2000, Curran also held several other executive positions at Thermadyne including Chief Operating Officer and Chief Financial Officer. Prior to joining Thermadyne, Curran held various finance positions with Cooper Industries, Inc., McGraw-Edison Co., and Arthur Andersen & Co. He graduated from DePauw University with a B.A., Economics in 1976, and from Loyola University of Chicago with an MBA in 1982. He also holds a CPA certification.

"We are very pleased that Randall has agreed to join the Airspan Board," said Matt Desch, Chairman of the Board of Airspan. "His experience in manufacturing and telecommunications, coupled with his deep financial background, will help support Airspan's continued growth and strengthen our governance processes."

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Randall E Curran Appointment - page 2

ABOUT AIRSPAN NETWORKS INC.

Airspan Networks provides wireless voice and data systems and solutions, including Voice Over IP (VoIP), to both licensed and unlicensed operators around the world in frequency bands between 700 MHz and 6 GHz, including both PCS and 3.5GHz international bands. Airspan has a strong product evolution roadmap that includes offerings compliant with the new 802.16-2004 standard, and with built-in 802.16e capability. Airspan is on the Board and a founder member of the WiMAX Forum. The Company has deployments with more than 200 operators in more than 70 countries. Airspan's systems are based on radio technology that delivers excellent area coverage, high security and resistance to fading. Airspan's systems can be deployed rapidly and cost effectively, providing an attractive alternative to traditional wired communications networks. Airspan also offers radio planning, network installation, integration, training and support services to facilitate the deployment and operation of its systems. Airspan is headquartered in Boca Raton, Florida with its main operations center in Uxbridge, United Kingdom.

More information on Airspan can be found at http://www.airspan.com

This press release  contains  forward-looking  statements  within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, including statements regarding our strategy, future operations, financial position, future revenues, projected costs, prospects, plans and objectives of management, may be deemed to be forward-looking statements. The words "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "will," "would" and similar expressions or negative variations thereof are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. Investors and others are therefore cautioned that a variety of factors, including certain risks, may affect our business and cause actual results to differ materially from those set forth in the forward-looking statements. The Company is also subject to the risks and uncertainties described in its filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2003. You should read those factors as being applicable to all related forward-looking statements wherever they appear in this press release. We do not assume any obligation to update any forward-looking statements.

FOR INVESTMENT INQUIRIES, CONTACT:
AIRSPAN NETWORKS INC:
Peter Aronstam
Chief Financial Officer
Tel: +1 561 893-8682
Fax: +1 561 893-8671
Email: paronstam@airspan.com